Exhibit 99.1

Execution Version

This FORBEARANCE AGREEMENT (as may be amended, supplemented or otherwise modified, this “Agreement”), dated as of April 3, 2018, is by and among REX ENERGY CORPORATION, a Delaware Corporation (the “Borrower”), the Lenders (as defined below) party hereto from time to time and ANGELO, GORDON ENERGY SERVICER, LLC, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the lending and other financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), Macquarie Bank Limited (in its capacity as the issuer of Letters of Credit under the Credit Agreement, the “Issuing Bank”), and the Administrative Agent are parties to the Term Loan Credit Agreement, dated as of April 28, 2017 (as amended, supplemented or otherwise modified, the “Credit Agreement”).

WHEREAS, pursuant to the Credit Agreement, the Issuing Bank and the Lenders have made certain loans and other extensions of credit to the Borrower.

WHEREAS, each of the Loan Parties hereby acknowledges and agrees that as of the date hereof certain Defaults and Events of Default identified on Schedule I hereto have occurred under the Credit Agreement and that after the date hereof certain Defaults and Events of Default identified on Schedule I hereto may occur under the Credit Agreement (such Defaults and Events of Default, solely as they exist for the reasons described on Schedule I, the “Specified Events of Default”).

WHEREAS, as a result of the occurrence of Specified Events of Default under the Credit Agreement, the Administrative Agent, the Issuing Bank and the Lenders are entitled to exercise at any time their rights and remedies and to commence enforcement, litigation and collection actions under the Credit Agreement, the other Loan Documents and applicable law, including without limitation, to terminate the Commitments, to set off funds and to declare to be immediately due and payable the principal amount of the Loans and Notes now outstanding, all accrued interest, fees, Yield Maintenance Amount, Call Protection Amount and other similar amounts thereon and the other obligations of the Loan Parties accrued under the Credit Agreement, the Notes and the other Loan Documents (such rights, remedies and actions, collectively, other than the rights, remedies and actions contained in Section 10.02(a)(i) of the Credit Agreement, “Enforcement Actions”), in each case in accordance with the Loan Documents and applicable law.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to forbear from taking any Enforcement Actions to afford the Borrower an opportunity to pursue a potential financial restructuring.

WHEREAS, the Lenders hereto have agreed to such request, subject to the terms and provisions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

SECTION 2. ACKNOWLEDGEMENTS.

2.1 Amount of Obligations.

  (a) Each Loan Party acknowledges and agrees that (i) as of April 1, 2018, the Secured Obligations included, without limitation, the amounts set forth on Schedule II attached hereto on account of the outstanding unpaid amount of principal of, accrued and unpaid interest on, and fees and commissions related to, the Loans and the aggregate principal balance of the outstanding LC Exposure under the Credit Agreement and (ii) such Loan Party is indebted to the Lenders and the Administrative Agent for such Secured Obligations (including the LC Exposure) and all other Secured Obligations without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of all such Secured Obligations.

  (b) Each Loan Party acknowledges and agrees that, upon the payment, refinancing, substitution, replacement, or acceleration of the Loans, including without limitation upon the automatic acceleration of the Loans pursuant to Section 10.02 upon the occurrence of an Event of Default pursuant to Section 10.01(i), the Call Protection Amount and the Yield Maintenance Amount shall immediately become due and payable as provided in the Credit Agreement and shall constitute part of the Secured Obligations. Each Loan Party waives any defenses to the validity and enforceability of the Call Protection Amount and the Yield Maintenance Amount.

2.2 Events of Default. Each Loan Party acknowledges and agrees that (a)(i) Specified Events of Default exist, and will continue to exist, after the Forbearance Effective Date (as defined below) and (ii) no other Default or Event of Default has occurred and continues to exist as of the Forbearance Effective Date and (b) absent the agreement of the Administrative Agent and the Lenders to forbear from taking Enforcement Actions as provided in this Agreement, the occurrence of the Specified Events of Default entitles the Administrative Agent and the Lenders to at any time take one or more Enforcement Actions.

2.3 Collateral. Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens granted to secure the Secured Obligations by such Loan Party to the Administrative Agent, for the benefit of the Lenders, pursuant to the Security Instruments to which such Loan Party is a party. Each Loan Party acknowledges and agrees that all such Liens granted by such Loan Party continue to secure the Secured Obligations notwithstanding the occurrence of the Forbearance Effective Date. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, pursuant to the Security Instruments to which such Loan Party is a party, the Secured Obligations are secured by a first priority (subject to certain Liens permitted under Section 9.03 of the Credit Agreement) Lien on all of such Loan Party’s assets to the extent required by the Security Instruments.

SECTION 3. FORBEARANCE.

3.1 Forbearance Period.

  (a) Subject to the terms and conditions of this Agreement (including the proviso at the end of this clause (a)), the Administrative Agent and the Lenders shall forbear from taking any Enforcement Actions as a result of the occurrence of the Specified Events of Default during the period from and including the Forbearance Effective Date until the earliest to occur of any of the following events (each such event, a “Forbearance Termination Event”; the date of such occurrence, the “Forbearance Termination Date”; and such period, the “Forbearance Period”):

(i)	11:59 p.m. (New York City time) on April 16, 2018;

(ii)	the occurrence of a Default or Event of Default that is not a Specified Event of Default;

(iii)

the commencement against any Loan Party, the Administrative Agent or any Lender of any material litigation or other exercise of any material rights or remedies by or on behalf of the Second Lien Agent or any holder of Second Lien Notes (for the avoidance of doubt, it being understood that delivery of a notice of event of default or reservation of rights by the Second Lien Agent shall not alone constitute a Forbearance Termination Event under this clause (iii));

(iv)

any representation or warranty made by any Loan Party in this Agreement proving to have been untrue, inaccurate or incomplete on or as of the date made or deemed made, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date;

(v)

failure of any Loan Party to perform, as and when required, any of their respective covenants or other obligations set forth in this Agreement (it being understood that time is of the essence for each such covenant and obligation), including without limitation, any provision of Section 4 below; and

(vi)

the date any Loan Party delivers a Junior Priority Payment Notice (as defined below) or makes any Junior Priority Payment (as defined below), including making any Interest Payment (as defined in Schedule I) under the Second Lien Indenture;

provided, that the Loan Parties agree and acknowledge that this Agreement shall not constitute a forbearance of the rights, remedies and actions contained in Section 10.02(a)(i) of the Credit Agreement and that the Administrative Agent retains all such rights, remedies and actions during the Forbearance Period, including the right to declare the principal amount of the Notes outstanding, and accrued interest, fees, Yield Maintenance Amount, Call Protection Amount and other similar amounts thereon, to be due and payable in whole; provided further, that the Administrative Agent shall not take any Enforcement Actions with respect to any Secured Obligations accelerated during the Forbearance Period.

  (b) Notwithstanding anything to the contrary contained herein, (i) the Specified Events of Default constitute actionable Events of Default for the purpose of triggering all limitations, restrictions or prohibitions on certain actions that may be taken or omitted or otherwise acquiesced to by or on behalf of any Loan Party pursuant to the Credit Agreement or any other Loan Document, including, without limitation, any and all limitations, restrictions or prohibitions with respect to any distribution, advance or other payment directly or indirectly from or for the benefit of any Loan Party to any other Loan Party, any direct or indirect owner of an equity interest in any Loan Party or any Affiliate of any of the foregoing and any actions or inactions taken or omitted or otherwise acquiesced to, by or on behalf of any Loan Party in violation of such provisions, in each case while any Default or Event of Default (including the Specified Events of Default) exists, will constitute additional Events of Default under the Credit

Agreement and the other Loan Documents under this Agreement, (ii) any and all rights, benefits and remedies of the Administrative Agent and the Lenders under the Second Lien Intercreditor Agreement and the Swap Intercreditor Agreement are expressly reserved and not waived, impaired or otherwise affected hereby, and (iii) interest shall continue to accrue and be payable on the Secured Obligations at the default rate to the extent provided under Section 3.02(b) of the Credit Agreement. Each of the Loan Parties hereby acknowledges and agrees that as a result of the Specified Events of Default the Lenders have no obligation to make any Loan and the Issuing Bank has no obligation to issue, increase, renew or extend any Letter of Credit.

3.2 Limitation on Forbearance. Each Loan Party acknowledges and agrees that, notwithstanding the agreement of the Administrative Agent and the Lenders to forbear from taking any Enforcement Actions during the Forbearance Period in respect of the Specified Events of Default, (i) such forbearance shall not constitute a waiver of the occurrence or the continuance of any Event of Default (including the Specified Events of Default), and each such Event of Default which has occurred and is otherwise still continuing shall continue to exist during and after the Forbearance Effective Date and (ii) nothing contained in this Agreement shall be construed to limit or affect the right of the Administrative Agent and the Lenders to bring or maintain during the Forbearance Period any action to enforce or interpret any term or provision of this Agreement, the Second Lien Intercreditor Agreement or the Swap Intercreditor Agreement, or to file or record instruments of public record (or take other action) to perfect or further protect the Liens and security interests granted by the Loan Parties to the Administrative Agent.

3.3 Enforcement Actions After Forbearance Period. Each Loan Party acknowledges and agrees that, on the Forbearance Termination Date, the Forbearance Period shall automatically terminate and the agreement of the Lenders and the Administrative Agent to forbear from taking any Enforcement Actions in respect of the Specified Events of Default shall immediately and automatically cease and be of no further force or effect, and the Administrative Agent and the Lenders shall be entitled to immediately take any or all Enforcement Actions under (and in accordance with) the Credit Agreement, the other Loan Documents and applicable law, all without further notice or demand, in respect of the Specified Events of Default or any other Event of Default then existing. Following the occurrence of the Forbearance Termination Date, the Administrative Agent and the Lenders shall have no obligation whatsoever to extend the maturity of the Credit Agreement, waive any Events of Default, defer any payments, or further forbear from exercising their rights and remedies.

SECTION 4. AGREEMENTS. To induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower agrees as follows:

4.1 Payment of Fees and Expenses. Each of the Loan Parties hereby agrees to pay the reasonable and documented fees, charges and disbursements of Simpson Thacher & Bartlett LLP and of one financial advisor retained by the Administrative Agent, the Lenders or their respective counsel.

4.2 Cooperation. The Loan Parties and their advisors shall reasonably cooperate in good faith with the Administrative Agent and its advisors regarding a potential restructuring of the Loan Parties’ financial obligations and shall provide updates and reasonably detailed information regarding such potential restructuring and sale process (including copies of letters of intent, memorandum of understanding or draft term sheets subject to confidentiality restrictions existing as of the date hereof) and information regarding the operations, business affairs and financial condition of any Loan Party as reasonably requested by the Administrative Agent or its advisors; provided, however, that the Loan Parties and their advisors will not be required to disclose, or permit the inspection or discussion of, any document, information or other matter (i) that in their good faith judgment constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which in their good faith judgment disclosure is prohibited by any Governmental Requirement or any binding agreement or (iii) that in their good faith judgment is subject to attorney client or similar privilege or constitutes attorney work product; provided that if the Loan Parties are restricted from sharing documents or information as a result of existing confidentiality agreements, the Loan Parties shall use good faith efforts to (x) amend such restrictions or (y) get the consent of the applicable parties, in each case, to share such documents or information with the Administrative Agent and its advisors.

4.3 Reporting; Notices. In addition to the requirements set forth in the Credit Agreement, the Loan Parties shall provide the following reporting and notices to the Administrative Agent:

  (a) (i) on Friday of each calendar week, commencing on April 6, 2018, an updated Cash Flow Projection (as defined below) for the 13-week period commencing on the immediately succeeding Monday, in a form consistent with the initial Cash Flow Projections, and (ii) so long as this Agreement remains in effect, on Friday of each calendar week, commencing on April 13, 2018, a reconciliation report and a variance report with respect to the most recently delivered Cash Flow Projection, which shall (x) compare the actual cash receipts and disbursements projected in the most recently delivered Cash Flow Projection for such period, (y) indicate the percentage variance, if any, of actual results of aggregate cash receipts and aggregate cash disbursements versus projections therefor for such period, together with an explanation for such variance, and (z) be in a form reasonably satisfactory to the Administrative Agent and its financial advisor;

  (b) the Borrower shall provide written notice to the Administrative Agent (a “Junior Priority Payment Notice”) no later than five (5) Business Days prior to any repurchase, redemption, repayment, prepayment, defeasance, interest payment or other payment of indebtedness or payments on account of such indebtedness (including the payment of any Interest Payment or consent or amendment fees) with respect to, or to the holders of, the Second Lien Notes or Unsecured Senior Notes (a “Junior Priority Payment”), which Junior Priority Payment Notice shall specify the nature, amount and timing of such payment;

  (c) the Borrower shall provide to the Administrative Agent prompt written notice of, or the threat in writing to the Borrower or any other Loan Party of, any action, suit, proceeding, exercise of remedies or notice of acceleration commenced against the Borrower, any other Loan Party or any of its or their officers or directors by or on behalf of the Second Lien Agent or any holder of Second Lien Notes;

  (d) the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payments in respect of the Series A Preferred Stock; and

  (e) the Borrower shall provide written notice promptly upon receipt by the Borrower or any of its Subsidiaries of a material demand by any creditor, guarantor, vendor, operator, surety provider or supplier (including oil and gas gathering, processing and transportation providers) to post additional collateral or provide additional credit support with respect to such entities’ services, goods or obligations.

SECTION 5. CONDITIONS PRECEDENT.

5.1 Forbearance Effective Date . This Agreement shall become effective as of the date first set forth above (the “Forbearance Effective Date”) on the first date on which all of the following conditions have been satisfied or waived by the Administrative Agent and the Majority Lenders:

  (a) Execution and Delivery. The Administrative Agent shall have received counterparts of this Agreement duly executed by (a) the Borrower and the Guarantors and (b) the Majority Lenders.

  (b) Cash Flow Projection. The Administrative Agent shall have received a cash flow projection prepared by FTI of the Borrower and its Subsidiaries on a consolidated, line-item and weekly basis, which shall include projected cash receipts and disbursements, for the 13-week period commencing on Monday, April 2, 2018, in a form reasonably satisfactory to the Administrative Agent (a “Cash Flow Projection”).

  (c) No Default. Upon giving effect to this Agreement, there shall be no Default or Event of Default (other than the Specified Events of Default).

  (d) Representations and Warranties. As of the Forbearance Effective Date, the representations and warranties contained in this Agreement, the Credit Agreement and in each other Loan Document (other than with respect to Specified Events of Default) shall be true and correct in all material respects (or in any respect to the extent such representation or warranty is qualified by materiality) on and as of the Forbearance Effective Date as if made on and as of the Forbearance Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in any respect to the extent such representation or warranty is qualified by materiality) on and as of such earlier date.

  (e) Retention of a Financial Advisor. The Borrower shall have countersigned an engagement letter of one financial advisor for the Administrative Agent, the Lenders, or their respective counsel, on terms and conditions acceptable to the Administrative Agent in its reasonable discretion, pursuant to which, among other things, the Loan Parties agree to pay all reasonable and documented fees, charges and disbursements of any such financial advisor.

  (f) Administrative Agent Fees and Expenses. The Borrower shall have paid (i) all reasonable fees and accrued expenses of the Administrative Agent, including, without limitation, the reasonable fees and expenses of Simpson Thacher & Bartlett LLP, invoiced to the Borrower in reasonable detail at least one (1) business day prior to the date hereof and (ii) a retainer to Simpson Thacher & Bartlett LLP, in an amount set forth in its invoice referenced in clause (i) of this Section 5.1(f), to reimburse the reasonable fees, costs and expenses of Simpson Thacher & Bartlett LLP as and when due under this Agreement and the Credit Agreement (without limiting the obligations of the Borrower under Section 4.1 of this Agreement).

SECTION 6. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Agreement, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that:

  (a) each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to execute, deliver and perform this Agreement;

  (b) the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Forbearance Effective Date (except with respect to the Specified Events of Default) as if made on and as of the Forbearance Effective Date, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date;

  (c) each Loan Party has granted to the Administrative Agent Liens on and security interests in all of such Loan Party’s assets to the extent required by the Loan Documents;

  (d) the execution, delivery, and performance by each Loan Party of this Agreement, (i) have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or member action on the part of such Loan Party, (ii) does not and will not violate any applicable law or regulation applicable to such Loan Party or the charter, limited liability company agreement, by-laws or other organizational documents of such Loan Party or any order of any Governmental Authority, (iii) does not require any consent or approval of, registration or filing with (other than any disclosure filing), or any other action by, any Governmental Authority, except as have been made or obtained or made and are in full force;

  (e) this Agreement constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

  (f) attached hereto as Exhibit A is a true and complete list (with recent balance statements) of all Deposit Accounts of the Borrower and each Subsidiary.

SECTION 7. CONTINUING EFFECT. The Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Agreement shall not constitute an amendment, waiver or modification of any provision of the Credit Agreement and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders. This Agreement is a Loan Document.

SECTION 8. CONSENT OF GUARANTORS. Each of the Guarantors hereby consents to this Agreement, and to the amendments and modifications to the Credit Agreement pursuant hereto.

SECTION 9. RELEASE. Each of the Loan Parties (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any of the Loan Parties, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby release and discharge, and shall be deemed to have forever released and discharged, the Administrative Agent, the Issuing Bank and each other Lender, and the Administrative Agent’s, the Issuing Bank’s and each other Lender’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties in their capacities as such under any of the Loan Documents or Security Instruments, whether held in a personal or representative capacity, solely to the extent based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including (but not after) the date hereof in any way, directly or indirectly arising out of, connected with or relating to any of this Agreement, the Loan Documents or Security Instruments and the transactions contemplated hereby or thereby, or any other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”). Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 9.

SECTION 10. GOVERNING LAW. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Agreement by any Lender prior to the Forbearance Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

SECTION 13. NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

SECTION 14. REVIEW AND CONSTRUCTION OF DOCUMENTS. Each party hereto hereby acknowledges, and represents and warrants to the other parties hereto, that:

  (a) it has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with legal counsel;

  (b) it has carefully reviewed this Agreement and fully understands all terms and provisions of this Agreement;

  (c) it has freely, voluntarily, knowingly, and intelligently entered into this Agreement of its own free will and volition;

  (d) none of the Administrative Agent or the Lenders have a fiduciary relationship with any of the Loan Parties and the Loan Parties do not have a fiduciary relationship with the Administrative Agent or Lenders, and the relationship between the Administrative Agent and the Lenders, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor; and

  (e) no joint venture exists among the Loan Parties, the Administrative Agent and the Lenders.

SECTION 15. Notices. All notices and requests in connection with this Agreement or the Credit Agreement (notwithstanding Section 12.01 thereof) to the Borrower or the Administrative Agent or the Collateral Agent shall be sufficiently given or made if given or made in writing via hand delivery, overnight courier, U.S. Mail (postage prepaid) or email, and addressed as follows:

If to the Borrower:	Rex Energy Corporation 366 Walker Drive State College, PA 16801 Attn: Tom Stabley Tel: 814.278.7267 Email: tstabley@rexenergycorp.com with a copy to: Jones Day 250 Vesey Street New York, NY 10281-1047 Attn: Scott J. Greenberg Tel: 212.326.3939 Email: sgreenberg@jonesday.com

If to the Administrative Agent or the Collateral Agent:

Angelo, Gordon Energy Servicer, LLC, as

Administrative Agent and Collateral Agent

c/o Cortland Capital Market Services LLC

225 W. Washington St. 21st Floor

Chicago, Illinois 60606

Attn: Agency Services–Angelo, Gordon and

Legal Department

Email:

AngeloGordonAgency@cortlandglobal.com

and

legal@cortlandglobal.com

Tele: 312-564-5078

Fax: 312-376-0751

with a copy to:

AG Energy Funding, LLC

245 Park Ave

26th Floor

NYC, NY 10167

Attn: Scott McMurtry

Email: smcmurtry@angelogordon.com;

and a copy to:

Nicholas Baker

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Tel: 212.455.2032

nbaker@stblaw.com

SECTION 16. ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THE ADMINISTRATIVE AGENT’S AND THE LENDERS’ FORBEARANCE WITH RESPECT TO THEIR RIGHTS AND REMEDIES WHICH MAY ARISE AS A RESULT OF THE SPECIFIED EVENTS OF DEFAULT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSION OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Borrower, the Administrative Agent and the Lenders constituting the Majority Lenders under the Credit Agreement.

SECTION 17. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 18. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 19. FURTHER ASSURANCES. The Loan Parties agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by the Administrative Agent and necessary or advisable to carry out the intents and purposes of this Agreement.

SECTION 20. HEADINGS. Section headings used in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

REX ENERGY CORPORATION

By: /s/ Thomas C. Stabley
Name: Thomas C. Stabley
Title: President and Chief Executive Officer

GUARANTORS:

REX ENERGY I, LLC

By: /s/ Thomas C. Stabley
Name: Thomas C. Stabley
Title: President and Chief Executive Officer

REX ENERGY OPERATING CORP.

By: /s/ Thomas C. Stabley
Name: Thomas C. Stabley
Title: President and Chief Executive Officer

PENNTEX RESOURCES ILLINOIS, INC.

By: /s/ Thomas C. Stabley
Name: Thomas C. Stabley
Title: President and Chief Executive Officer

REX ENERGY IV, LLC

By: /s/ Thomas C. Stabley
Name: Thomas C. Stabley
Title: President and Chief Executive Officer

R.E. GAS DEVELOPMENT, LLC

By: /s/ Thomas C. Stabley
Name: Thomas C. Stabley
Title: President and Chief Executive Officer

ANGELO, GORDON ENERGY SERVICER, LLC, as
Administrative Agent, Collateral Agent and Lender

By: /s/ Todd Dittman
Name: Todd Dittman
Title: Authorized Person

MSD CREDIT OPPORTUNITY FUND, L.P.,
Lender

By:	/s/ Marcello Ligouri
Name:	Marcello Ligouri
Title:	Managing Director

[Signature Page to Forbearance Agreement]

AB ENERGY OPPORTUNITY FUND, L.P.,
Lender

By:	/s/ Daniel Posner
Name:	Daniel Posner
Title:	Co-Chief Investment Officer

[Signature Page to Forbearance Agreement]

ABPCI Direct Lending Fund CLO II Ltd.
By: AB PRIVATE CREDIT INVESTORS LLC,
Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ABPCI Direct Lending Fund CLO IV Ltd.
By: AB PRIVATE CREDIT INVESTORS LLC,
Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ABPCI Direct Lending Funding III LLC
By: AB PRIVATE CREDIT INVESTORS LLC,
Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ABPCI Direct Lending Funding VI LLC
By: AB PRIVATE CREDIT INVESTORS LLC,
Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

AB Private Credit Investors Middle Market Direct Lending Fund, L.P.
By: AB Private Credit Investors Middle Market Direct Lending Fund G.P. L.P., its General Partner

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Vice President

[Signature Page to Forbearance Agreement]

CANYON DISTRESSED OPPORTUNITY MASTER FUND II, L.P.,
Lender

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ John P. Plaga
Name:	John P. Plaga
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement]

CANYON DISTRESSED OPPORTUNITY INVESTING FUND II, L.P.,
Lender

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ John P. Plaga
Name:	John P. Plaga
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement]

CANYON NZ-DOF INVESTING, L.P.,
Lender

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ John P. Plaga
Name:	John P. Plaga
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement]

CANYON VALUE REALIZATION FUND, L.P.,
Lender

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ John P. Plaga
Name:	John P. Plaga
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement]

TAO Talents LLC,
Lender

By:	/s/ Steven S. Pluss
Name:	Steven S. Pluss
Title:	Vice President

[Signature Page to Forbearance Agreement]

TPG Specialty Lending, Inc.,
Lender

By:	/s/ Robert (“Bo”) Stanley
Name:	Robert (“Bo”) Stanley
Title:	President

[Signature Page to Forbearance Agreement]

Schedule I

SPECIFIED EVENTS OF DEFAULT

1. The Borrower failed to timely deliver (i) its quarterly financial statements for the quarter ended December 31, 2017 on or before February 14, 2018 as required by Section 8.01(b) of the Credit Agreement and (ii) the related certificates required under Sections 8.01(c) and (e) of the Credit Agreement, the failure of which resulted in Defaults (the “Financial Statement Default”). The quarterly financial statements for the quarter ended December 31, 2017 were delivered on March 22, 2018 but the related certificates have not been delivered, which failure will become an Event of Default under Section 10.01(e)(ii) of the Credit Agreement if not remedied within the period stated therein.

2. Subsequent to the Financial Statement Default, on February 26, 2018, the Borrower presented a certificate to request a Delayed Draw Loan. In such certificate, the Borrower represented and warranted that no Defaults or Events of Default existed, and that as of such date all representations and warranties in the Credit Agreement were true and correct, which resulted in an Event of Default under Section 10.01(c) of the Credit Agreement (the “Borrowing Certificate Event of Default”).

3. The Borrower failed to provide the Administrative Agent prompt written notice of the Financial Statement Default or the Borrowing Certificate Event of Default which resulted in an Event of Default under Section 10.01(d) of the Credit Agreement.

4. The Borrower may not satisfy an obligation to pay approximately $23,504,242.44 in cash interest (the “Interest Payment”) on April 1, 2018 with respect to the Second Lien Notes and/or may fail to timely deliver financials or comply with other reporting obligations under the Second Lien Indenture, which would result in an Event of Default under Section 10.01(f) of the Credit Agreement.

5. The Borrower may fail to deliver its annual audited financial statements (and the related certificates required under Sections 8.01(c) and (e) and (f) and (p) of the Credit Agreement) for the fiscal year ending December 31, 2017 prior to the deadline for doing so under Section 8.01(a) of the Credit Agreement and/or such audited financial statements may include a “going concern” or like qualification or exception, any of which will result in Defaults and which Defaults will become an Event of Default under Section 10.01(e)(ii) of the Credit Agreement if not remedied within the period specified therein.

6. As a result of or in connection with the foregoing Specified Events of Default, termination events and/or Events of Default may occur under one or more Swap Agreements, which may result in a Default under Section 8.20 of the Credit Agreement and Event of Default under Section 10.01(e)(i) of the Credit Agreement.

7. The Borrower has failed to be in compliance with Section 8.19 of the Credit Agreement, which failure(s) may result in an Event of Default under Section 10.01(e)(ii) of the Credit Agreement if not remedied within the period stated therein.

8. The Borrower may fail to provide prompt written notice of any of the other Specified Events of Default, which failure would be an Event of Default under Section 10.01(d) of the Credit Agreement.

Schedule II

AMOUNT OF SECURED OBLIGATIONS1

Loans	$221,000,000.00
Accrued and Unpaid Interest on Loans	$1,124,590.29
Accrued and Unpaid Fees and Commissions	$37,886.29
LC Exposure	$32,238,326.52

1  Amounts do not reflect other Secured Obligations that may now or hereafter be due and owing, including the Yield Maintenance Amount or Call Protection Amount as acknowledged and agreed by the Loan Parties pursuant to Section 2.1(b) of this Agreement.

Exhibit A

Deposit Accounts

Account Name	Account Number	Balance
REX ENERGY OPERATING CORPORATION	XXXXXXXX9171	$2,503.57
REX ENERGY OPERATING CORP.	XXXXXX2717	$40,021.26
R.E. GAS DEVELOPMENT, LLC	XXXXXXXX9126	$0.00
REX ENERGY CORPORATION	XXXXXXXX9139	$2,503.57
REX ENERGY I, LLC	XXXXXXXX9142	$0.00
REX ENERGY OPERATING CORPORATION	XXXXXXXX9155	$28,645,084.96
REX ENERGY OPERATING CORPORATION	XXXXXXXX9168	$11,917.24